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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------


                                  FORM 8-K/A-1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    February 21, 1997
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                            Elcom International, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-27376               04-3175156
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)            File Number)        Identification Number)


   10 Oceana Way           Norwood, Massachusetts                    02062
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   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:   (617) 440-3333
                                                   -----------------------------


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        (Former Name or Former Address, if Changed Since Last Report)


The undersigned Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 21, 1997 as set forth in the pages attached hereto.




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Elcom International, Inc. has determined that the acquisition of Data Supplies Limited does not qualify as an acquisition of a "significant subsidiary" as defined by Rule 1-02(w) of Regulation S-X, and therefore such acquisition is not required to be reported on Form 8-K under Item 2. Accordingly, the information originally appearing in the Form 8-K under Item 2 is hereby deleted and reproduced under Item 5.

ITEM 5. OTHER EVENTS

      On February 21, 1997, Elcom International, Inc., a Delaware corporation (the "Company"), acquired the entire share capital of Data Supplies Limited, a corporation organized under the laws of England ("Data Supplies"). The acquisition was accomplished pursuant to an Agreement for the Sale and Purchase of Shares in the Capital of Data Supplies dated February 21, 1997 (the "Agreement") by and among Elcom Group Limited, a United Kingdom indirect subsidiary of the Company ("Buyer"), and the sole shareholder of Data Supplies (the "Data Supplies Shareholder"). A copy of the Agreement is filed as an exhibit to the Form 8-K.

      As consideration for the acquisition of the entire share capital of Data Supplies, Buyer paid total consideration consisting of (pound)1,000,000 (British pounds) and a note in the amount of $752,000 (U.S. dollars) to the Data Supplies Shareholder. The note bears interest at a rate of 5%. The Company has entered into a short-term service agreement with the Data Supplies Shareholder to cover his continued employment at the Company through March 31, 1997.

      Data Supplies is a profitable, United Kingdom-based remarketer of personal computer products with revenues for its fiscal year ended December 31, 1996 of approximately $21 million, and is headquartered in Slough, Berkshire, United Kingdom. Except as described above, there are no material relationships between the Company and Data Supplies, the Data Supplies Shareholder or any of their respective affiliates, directors or officers.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The Company has determined that Data Supplies Limited is not a significant subsidiary as defined by Rule 1.02(w) of Regulation S-X, and therefore the audited financial statements of Data Supplies Limited are not required to be filed. The information originally appearing in the Form 8-K under Item 7(a) is hereby deleted in its entirety.

      (b) PRO FORMA FINANCIAL INFORMATION. The Company has determined that Data Supplies Limited is not a significant subsidiary as defined by Rule 1.02(w) of Regulation S-X, and therefore pro forma financial information is not required to be filed. The information originally appearing in the Form 8-K under Item 7(b) is hereby deleted in its entirety.




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      (c)   Exhibits.
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             Exhibit No.
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                 2.1     Agreement for the sale and purchase of shares in the
                         capital of Data Supplies Limited dated February 21, 1997, by and among Elcom Group Limited, the Vendor (as defined therein) and Mr. Savage.*







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*  Previously filed



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELCOM INTERNATIONAL, INC.


                                      By: /s/ L. F. Mulhern
                                          ---------------------------------
                                          Laurence F. Mulhern
                                          Chief Financial Officer and Corporate
                                          Executive Vice President



Date: April 7, 1997








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